EXHIBIT 99.1
Rita O'Connor Chief Financial Officer & Treasurer Sales Modeling Analysis Inventory analysis and revenue modeling assumptions

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward- looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of Adams' existing products and the successful acquisition or development and commercialization of future products; ability to leverage the Mucinex brand name and advertising and general and administrative expenses to increase net sales; continued and increased competition; the severity of the cough and cold season; Adams' ability to fill backorders; and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended December 31, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Mucinex Full Force, Humibid, Junior Mucus, Mucinex Moisture Smart, Mini-Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, Opening New Pathways for Respiratory Relief, Turn Off the Cough, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are Adams' trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this presentation belongs to its respective holder.

What's On Your Mind? Is IRI* a good tool for modeling revenue? What is the effect of the cough/cold season on trade purchases? How do we evaluate trade inventories? How should we look at the base business moving into FY 08? How should we think about SG&A going forward? 5 *Information Resources, Inc.

What's On My Mind? Provide insight on the key variables that impact revenue and expenses How to use the available "tools" for modeling our business 7

Question #1 Is IRI a good tool for modeling revenue?

Purchases through store scanners in retail dollars at: Chain drug stores Most food stores and Mass market outlets, Wal-Mart excluded Retailer margins range from 20% to 35% What Does IRI Capture? IRI captures about 70% of the retail universe

What Does IRI Not Capture? Wal-Mart ~25% of our sales (Dec. 2006 10-Q) National Prescription Audit (NPA) Sales flowing through state Medicaid programs ~3% of our sales (June 2006 10-K) Non-retail sales Government agencies, hospitals, prisons, universities, etc. ~11% of our sales (June 2006 10-K)

Example 1: IRI to Net Sales Calculation (in millions) $ Consumption $ IRI 1,000 5% Retail (not covered by IRI) 50 Wal-Mart 250 NPA 30 Non-retail 110 Total consumption 1,440 @ retail $ 1,080 @ factory $ (25% retail margin) $ 994 @ net sales (92% of gross) Note: For example purposes only.

IRI vs. Net Sales Without doing a full bottom-up calculation, IRI is a good surrogate for annual net sales Will never agree 100%, but generally works Retail margin and non-retail sales subject to variability Quarterly spread of revenue can fluctuate due to seasonal buying patterns

Question #2 What is the effect of the cough/cold season on trade purchases?

September quarter "Table-setting"quarter: initial display ordering No meaningful consumption data - can't draw conclusions December quarter "Stocking quarter": insuring enough stock for potential strong season, heavy display activity, in-store promotions; heavy advertising March quarter "Replenishment quarter": evaluating season to determine product performance and needs for future supply Begin to adjust orders to consumption Focus begins to shift to allergy season June quarter "Out of season" quarter: volume shifts to post-season levels Trade View of Cough/Cold Season

Source: Surveillance Data Inc. (SDI) The Many Shapes of the Cough/Cold Season - A Historical Perspective 0.0 10.0 20.0 30.0 40.0 50.0 60.0 9-Sep 16-Sep 23-Sep 30-Sep 7-Oct 14-Oct 21-Oct 28-Oct 4-Nov 11-Nov 18-Nov 25-Nov 2-Dec 9-Dec 16-Dec 23-Dec 30-Dec 6-Jan 13-Jan 20-Jan 27-Jan 3-Feb 10-Feb 17-Feb 24-Feb 3-Mar 10-Mar 17-Mar 24-Mar 31-Mar Millions 1999/00 2000/01 2001/02 2002/03 2003/04 2004/05 2005/06 2006/07

Typical Dome Season Theoretical Flow of Quarterly Revenue Fiscal Quarter Trade Purchases Consumption Data First (Sept) #3 #4 Second (Dec.) #1 #2 Third (March) #2 #1 Fourth (June) #4 #3

Fiscal Quarter Trade Purchases Consumption Data First (Sept) #2 #4 Second (Dec.) #1 #1 Third (March) #3 #2 Fourth (June) #4 #3 Typical Peak Season Theoretical Flow of Quarterly Revenue

Translation (in millions) 1Q 2Q 3Q 4Q YTD Net Sales reported FY'06 $ 47 $ 63 $ 76 $ 53 $ 239 Reported % 20% 26% 32% 22% 100% Backorder* 10 10 (10) (10) - Normalized $ $ 57 $ 73 $ 66 $ 43 $ 239 Normalized % 24% 31% 28% 18% 100% *Numbers rounded for illustrative purposes. #3 #1 #2 #4 Quarterly Rank

Question #3 How do we evaluate trade inventories?

Factors Affecting Trade Inventory Trade factors: Establishing appropriate pipeline inventory for base and new products (shelf + warehouse) Supply chain efficiencies Estimate of strength and shape of season Supplier factors: Forward trajectory of brand growth Reliability of order fulfillment Introduction of new items

How We View Inventory "Weeks of inventory" = backward looking calculation; inventory ÷ past consumption and in our opinion, not that valuable "Dollar value of inventory" = shipments less consumption and in our opinion, a more useful approach In a seasonal business, the amount of inventory will vary dramatically throughout the season At the end of the season it should adjust to consumption

Example 2: Trade Inventory Analysis (millions) Beginning Inventory Shipments Consumption Ending Inventory Q107 $ 70* $ 90 $ (42) $ 118 Q207 118 111 (99) 130 Q307 130 83 (128) 85 Q407 85 49 (63) 70 FY07 70 333 (333) 70 *Estimated value of inventory in the trade as of June 30, 2006. (June 2006 10-K) For example purposes only and not intended to forecast future results or expectations of future performance.

Key Reminders Results ultimately driven by changes in annual consumption Quarterly shipments will adjust to annual consumption

Question #4 How should we look at the base business moving into FY 08?

Roadmap Make assumption for total dollar consumption of cough/cold/allergy/sinus (C/C/A/S) category Without significant product introductions, we assume market grows by approximately 2 - 3% Make assumption for annual market share for each brand Key variables to consider: Strength and shape of season Adams' and/or competitive product launches that could impact prior trends

IRI Dollars Q1 Q2 Q3E Q4E FY07E Chg VYA C/C/A/S 531 906 990 684 3,111 8% Mucinex 36 82 106 54 279 46% Delsym 5 18 22 9 54 42% Total Adams RT 42 99 128 63 333 74% Adams RT Market Share of C/C/A/S 8.0% 11.0% 12.9% 9.2% 10.7% 4.5 Mucinex 6.9% 9.0% 10.7% 7.9% 9.0% 4.1 Delsym 1.0% 1.9% 2.2% 1.3% 1.7% 0.4 Example 3: Applying the Roadmap to FY07 45 Source: IRI through 2/25/07 and internal estimates. For example purposes only and not intended to forecast future results or expectations of future performance.

Example 4: Applying the Roadmap to FY08 Estimated IRI Dollars Q1 Q2 Q3 Q4 FY08 Chg VYA C/C/A/S 547 899 1,030 729 3,204 3.0% Mucinex 52 83 110 67 311 11.8% Delsym 8 19 25 12 65 20.0% Adams RT 60 102 135 79 376 13.1% Estimated Adams RT Market Share of C/C/A/S 10.9% 11.3% 13.1% 10.9% 11.7% 1.0 Mucinex 9.4% 9.2% 10.7% 9.2% 9.7% 0.7 Delsym 1.5% 2.2% 2.4% 1.7% 2.0% 0.3 For example purposes only and not intended to forecast future results or expectations of future performance.

Key Reminders Our sales reflect shipments to trade customers not consumption from retail shelf Our sales occur in advance of consumption Trade purchases adjust to consumption on an annualized basis Use normalized FY'06 as a basis for quarterly trends going forward

Question #5 How should we think about SG&A going forward?

Trends in SG&A Going Forward Experience leverage on consumer marketing spend Consumer marketing highest during season (Dec. and March quarters) when commercials air Experience leverage on base G&A spend Goal for FY'08 forward: SG&A expense growth trails revenue growth

Example 5: Leverage In Consumer Marketing Spend Fiscal 2006 Fiscal 2007 Fiscal 2008* Fiscal 2009* Mucinex Base Brand $35 MM $35 MM $30 MM $30 MM Children's $15 MM $15 MM $12 MM Product Entering New Segment Incremental (e.g. $12 MM) Same as FY08 (e.g. $12 MM) Product Entering New Segment Incremental (e.g. $10 MM) Total $35 MM $50 MM $57 MM $64 MM For example purposes only and not intended to forecast future results or expectations of future performance.

Is IRI a good tool for modeling revenue? What is the effect of the cough/cold season on trade purchases? What do we need to know about trade inventories? How should we look at the base business moving into FY 08? How should we think about SG&A going forward? Questions Addressed Today P